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                                                                   EXHIBIT 23(a)



INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Cardinal Health, Inc. on Form S-8 of our report dated August 10, 1999, appearing in the Annual Report on Form 10-K of Cardinal Health, Inc. for the year ended June 30, 1999.






/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP


Columbus, Ohio
December 14, 1999

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